EXHIBIT 32.2

                         EARTHWORKS ENTERTAINMENT, INC.

   Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
         (Section 906 of the Sarbanes-Oxley Act of 2002)

I, William H. Campbell, Chief Financial Officer of Earthworks Entertainment, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended May 14, 2004 of the Registrant (the "Report"):

      (1)  The  Report  fully   complies  with  the   requirements   of  Section
      13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: May 14, 2004          /s/ WILLIAM H. CAMPBELL
                              -----------------------
                              William H. Campbell
                              Acting Chief Financial Officer